EXHIBIT 10.6
Execution Copy

THIRD AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of July 8, 2016

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE LENDERS PARTY HERETO,
as Lenders

LEGAL_1:39860452.1

THIRD AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 8, 2016, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to an Amended and Restated Credit Agreement made as of July 30, 2015 as amended by a first amending agreement dated as of November 20, 2015 and as further amended by a second amending agreement dated as of December 14, 2015 (collectively, the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS

1.1	Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENT

2.1
Amendment to Definition of Applicable Margin. The parties hereto confirm that the definition of “Applicable Margin” in the Original Credit Agreement shall be amended by deleting the grid contained in such Section and replacing it with the following:

Ratings	Category I	Category II	Category III	Category IV	Category V	Category VI	Category VII
S & P and DBRS	>A / A	A / A	A- / A (low)	BBB+ / BBB (high)	BBB / BBB	BBB- / BBB(low)	< BBB- / BBB(low) / unrated
Applicable Margin for Bankers’ Acceptances, LIBOR Loans & Documentary Credits	70 bps	80 bps	100 bps	120 bps	145 bps	170 bps	200 bps
Applicable Margin for Prime Rate Loans and US Base Rate Loans	0 bps	0 bps	0 bps	20 bps	45 bps	70 bps	100 bps
Commitment Fee	14.0 bps	16.0 bps	20.0 bps	24.0 bps	29 bps	34 bps	40 bps

LEGAL_1:39860452.1

ARTICLE 3
CONDITIONS PRECEDENT

3.1	Conditions Precedent
This Third Amending Agreement shall become effective when:

(a)	the Agent shall have received an executed copy of this Third Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner; and

(b)	no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Third Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS

5.1	No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

5.2	Time
Time is of the essence in the performance of the parties’ respective obligations in this Third Amending Agreement.

5.3	Governing Law
This Third Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

LEGAL_1:39860452.1

5.4	Successors and Assigns
This Third Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Third Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Third Amending Agreement.

5.5	Counterparts
This Third Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

LEGAL_1:39860452.1

The parties hereto have duly executed this Third Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director
By:	/s/ Calvin Haack
Name: Calvin D. Haack
Title: Director

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director
By:	/s/ Calvin Haack
Name: Calvin D. Haack
Title: Director

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Managing Agency

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy Murray
Name: Timothy P. Murray
Title: Authorized Signatory
By:
Name:
Title:

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Director
By:
Name:
Title:

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

ALBERTA TREASURY BRANCHES, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director
By:	/s/ Evan Hahn
Name: Evan Hahn
Title: Associate Director

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

BANK OF NOVA SCOTIA, as Lender
By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director
By:	/s/ Matthew Hartnoll
Name: Matthew Hartnoll
Title: Director

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory
By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

AltaLink – Third Amending Agreement to Amended and Restated Credit Agreement